UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 28, 2017

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

364-Day Credit Agreement

On April 28, 2017, Honeywell International Inc. (“Honeywell”) entered into a $1.5 billion 364-Day Credit Agreement (the “364-Day Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as documentation agents, and Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A., as joint lead arrangers and co-book managers.

The 364-Day Credit Agreement is maintained for general corporate purposes. Amounts borrowed under the 364-Day Credit Agreement are required to be repaid no later than April 27, 2018, unless termination occurs earlier pursuant to the terms of the 364-Day Credit Agreement. The 364-Day Credit Agreement does not restrict Honeywell’s ability to pay dividends, nor does it contain financial covenants. The failure to comply with customary conditions or the occurrence of customary events of default contained in the 364-Day Credit Agreement would prevent any further borrowings and would generally require the repayment of any outstanding borrowings under the 364-Day Credit Agreement. Such events of default include, among other things, (a) non-payment of 364-Day Credit Agreement debt, interest or fees; (b) non-compliance with the terms of the 364-Day Credit Agreement covenants; (c) cross-default with other debt in certain circumstances; (d) bankruptcy or insolvency; and (e) defaults on certain obligations under the Employee Retirement Income Security Act. Additionally, each of the lenders has the right to terminate its commitment to lend additional funds under the 364-Day Credit Agreement if any person or group acquires beneficial ownership of 30 percent or more of Honeywell’s voting stock, or, during any 12-month period, individuals who were directors of Honeywell at the beginning of the period cease to constitute a majority of the board of directors, except to the extent individuals who at the beginning of such twelve month period were replaced by individuals (x) whose election or nomination to the board of directors was approved by a majority of remaining members of the board of directors at the time of such election or nomination or (y) who were nominated by a majority of the remaining members of the board of directors at the time of such election or nomination and subsequently elected as directors by shareholders of the Company.

At Honeywell’s option, advances under the 364-Day Credit Agreement would be (1) denominated in U.S. Dollars and would bear interest at the Base Rate (as defined below) plus the Applicable Margin minus 1.0% or (2) denominated in U.S. Dollars or in Euros and would bear interest at the Eurocurrency Rate (defined as reserve-adjusted LIBOR or EURIBOR, as applicable), plus the Applicable Margin. Base Rate is the highest of (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate, (b) 0.5% above the federal funds rate and (c) LIBOR for a one month period (subject to a floor of zero) plus 1.00%. The Applicable Margin is based on Honeywell’s credit default swap mid-rate spread subject to a floor and a cap based on Honeywell’s debt rating.

Honeywell has agreed to pay a commitment fee on the aggregate unused commitment for the 364-Day Credit Agreement, based upon a grid determined by reference to Honeywell’s non-credit enhanced long-term senior unsecured debt rating (the “Public Debt Rating”), in an amount equal to 0.030% per annum if Honeywell maintains its Public Debt Rating at a level of at least A+ by Standard & Poor’s, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s”), or A1 by Moody’s Investors Service, Inc. (“Moody’s”) (“Level 1”), with a step-up to 0.040% per annum if Honeywell’s Public Debt Rating level is lower than Level 1 but at least A by Standard & Poor’s or A2 by Moody’s (“Level 2”) and a further step-up to 0.060% per annum if Honeywell’s Public Debt Rating level falls below Level 2. The 364-Day Credit Agreement is not subject to termination based upon a decrease in Honeywell’s debt ratings or as a result of a Material Adverse Change (as defined in the 364-Day Credit Agreement).

The foregoing description of the 364-Day Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the 364-Day Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 3 to the Five Year Credit Agreement

On April 28, 2017, Honeywell entered into Amendment No. 3 (the “Amendment”) to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015, as amended by that certain Amendment No. 1 dated as of September 30, 2015 and that certain Amendment No. 2 dated as of April 29, 2016 (as so amended, the “Credit Agreement”), with the banks, financial institutions and other institutional lenders party to the Credit Agreement, Citibank, N.A., as administrative agent, Citibank International Limited, as swing line agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as documentation agents, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and co-book managers. The Amendment, among other things, extends the Credit Agreement’s termination date from July 10, 2021 to April 28, 2022.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above regarding the 364-Day Credit Agreement and the Amendment is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit #	Description

10.1

364-Day Credit Agreement, dated as of April 28, 2017, among Honeywell International Inc., the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as documentation agents, and Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A., as joint lead arrangers and co-book managers.

10.2	Amendment No. 3, dated as of April 28, 2017, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015, as amended by Amendment No. 1 dated as of September 30, 2015 and that certain Amendment No. 2 dated as of April 29, 2016, among Honeywell International Inc., the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent, Citibank International Limited, as swing line agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as documentation agents, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and co-book managers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	Honeywell International Inc.

	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman Vice President, Corporate Secretary and Deputy General Counsel